EXHIBIT 23









INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration
Statements No. 33-56438 and No. 33-98124 of Taco Cabana,
Inc. on Form S-8 of our report dated February 2, 1998 appearing in this Annual Report on Form 10-K of Taco Cabana,
Inc. for the year ended December 28, 1997.



DELOITTE & TOUCHE LLP



San Antonio, Texas
March 27, 1998